UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

Aviall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12380	65-0433083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 Regent Boulevard DFW Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 586-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 9, 2005, Aviall, Inc. (the “Company”) held its 2005 Annual Meeting of Stockholders. During this meeting, the Company’s stockholders approved a proposal to adopt the Aviall, Inc. Management Incentive Plan (the “Management Incentive Plan”). Pursuant to this approval, the Management Incentive Plan was entered into by the Company on June 14, 2005, effective as of January 1, 2005.

A description of the terms of the Management Incentive Plan, substantially as set forth in the Company’s proxy statement for its 2005 Annual Meeting, is reprinted below. The foregoing summary is qualified in its entirety by reference to the actual text of the Management Incentive Plan, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

General. The purpose of the Management Incentive Plan is to advance the interests of the Company and its stockholders by identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and maintain executive officers who have outstanding skills and abilities and who achieve superior performance and by fostering accountability and teamwork throughout the Company. The effective date of the Management Incentive Plan is January 1, 2005, and the Management Incentive Plan will remain in effect until it is terminated by the Board of Directors of the Company.

Compensation Committee’s Authority. The Management Incentive Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), who has full authority to (i) designate the executive officers who are eligible to participate in the Management Incentive Plan; (ii) establish the performance goals and achievement levels for each participant; and (iii) establish and certify the achievement of the performance goals. In addition, except as provided in the next sentence, the Compensation Committee may delegate its authority and responsibilities under the Management Incentive Plan to the Company’s chief executive officer. However, with respect to Covered Employees (being employees for whom the limitation on deductibility for compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), is applicable), any decision concerning the awarding of incentive compensation for Covered Employees will be made exclusively by the members of the Compensation Committee who are at that time “outside” directors, as that term is used in Section 162(m) of the Code and the treasury regulations promulgated thereunder.

Eligibility. All nine executive officers of the Company are eligible to participate in the Management Incentive Plan. Unless another period is selected by the Compensation Committee, for each fiscal year of the Company for payment of incentive compensation, referred to as a Performance Period, the Compensation Committee will select the particular executive officers to whom incentive compensation may be awarded in accordance with performance goals. With respect to Covered Employees, the Compensation Committee must make its determination within the first ninety days of the Performance Period. To the extent permitted by the Compensation Committee, executive officers who participate in the Management Incentive Plan may also participate in other incentive compensation or benefit plans of the Company or any subsidiary.

Individual Performance Goals. For each Performance Period, the Compensation Committee may, but is not be required to, establish one or more individual performance goals for each participant. Any individual performance goal established for a Covered Employee must be determined solely in the discretion of the Compensation Committee, and the level of achievement of any such individual performance goal must be determined by the Compensation Committee.

The Compensation Committee may delegate to the Company’s chief executive officer the authority, but not the obligation, to establish individual performance goals for participants other than the chief executive officer, referred to as subordinate employees. If the chief executive officer establishes individual performance goals for subordinate employees, the Company’s chief executive officer must, within ninety days after the beginning of the Performance Period, deliver a written report to the Compensation Committee setting forth the individual performance goals and, within sixty days after the end of the Performance Period, deliver a written report to the Compensation Committee setting forth a determination of the level of achievement of the individual performance goals. The Compensation Committee will consider, but will not be bound by, the recommendations and determinations of the Company’s chief executive officer with respect to the individual performance goals of subordinate employees.

Determination of Goals and Incentive Compensation.

Establishment of Business Unit and Company Performance Goals. No later than the ninetieth day of the Performance Period, the Compensation Committee must approve and deliver to the chief executive officer a written report setting forth:

•	the business unit performance goals (as described below) for the Performance Period;

•	Company performance goals (as described below) for the Performance Period;

•	the threshold, target, and maximum achievement levels for business unit performance goals and Company performance goals for the Performance Period;

•	with respect to each participant, incentive compensation as a percentage of base pay for achievement of threshold, target and maximum achievement levels and the relative weighting of each performance goal in determining the participant’s incentive compensation; and

•	a schedule setting forth payout opportunity as a percentage of base pay for threshold, target and maximum achievement levels.

The Compensation Committee may delegate to the chief executive officer the determinations under the items above for each participant who is a subordinate employee and is not a Covered Employee, which the chief executive officer shall report to the Compensation Committee. The Compensation Committee will consider, but is not bound by, the recommendations and determinations of the chief executive officer with respect to such items.

Notwithstanding the foregoing, the amount of the business unit performance goals and company performance goals for any Performance Period will be reduced to take into account the negative effects on the attained level of the applicable performance goal of the following events, the occurrence of which were not certain at the time the performance goal was initially established, (each, a “Subsequent Event Adjustment”), unless the Committee determines not to make the Subsequent Event Adjustment and the effect of not making such an adjustment is to reduce or eliminate the amount of incentive compensation awarded to a participant:

(i)	the reclassification, refinancing or restructuring of the debt or equity capital of the Company or any subsidiary;

(ii)	the write-off or reduction in carrying value of assets of the Company or its subsidiaries;

(iii)	changes in relevant accounting principles regarding the calculation of the performance goal;

(iv)	severance payments to executive employees or in connection with a reduction in work force;

(v)	increases in pension or retirement funding obligations resulting from changes in applicable legal requirements;

(vi)	costs incurred in connection with the registration and sale of securities owned by third parties pursuant to contractual obligations of the Company or its subsidiaries;

(vii)	costs associated with discontinued operations of the Company or its subsidiaries; and

(viii)	any other item that the Compensation Committee establishes as a possible Subsequent Event Adjustment at the time the relevant performance goal is approved and delivered to the chief executive officer for the Performance Period.

The determination of the amount of any such reduction will be made by the Compensation Committee in consultation with the Company’s independent auditor or compensation consultant. Any such reduction will be consistent with and otherwise not contrary to the provisions of Section 162(m) of the Code and the treasury regulations promulgated thereunder.

Categories of Business Unit Performance Goals. The business unit performance goals established by the Compensation Committee for any Performance Period may differ among participants and business units. For each participant or business unit, the business unit performance goals will be based on either performance of the business unit or performance of a group of employees. Performance criteria for a business unit will be related to the achievement of financial and operating objectives of the business unit, including such factors as: sales, pretax earnings, net earnings, earnings before interest and taxes, operating expenses, inventory control, working capital turnover, or other objectively measurable factors directly tied to the performance of the business unit. Performance criteria for a group of employees will be related to the overall performance of the group of employees, taking into account, among other measures of performance, the attainment of business unit or employee group goals and objectives.

Company Performance Goals. The Company performance goals established by the Compensation Committee for any Performance Period will relate to the achievement of predetermined financial objectives for the Company and its subsidiaries on a consolidated basis, including earnings before interest and taxes and working capital turnover, as well as the other factors listed above, applied to the Company and its subsidiaries.

Certification. Within forty-five days after the end of each Performance Period, the chief executive officer will report to the Compensation Committee the extent to which business unit performance goals and individual performance goals were achieved for the Performance Period. As soon as practicable following the finalizing of the Company’s financial results for any Performance Period and receipt of the report of the chief executive officer, the Compensation Committee will certify:

•	the extent to which the Company achieved its Company performance goals for the Performance Period;

•	the extent to which each business unit achieved its business unit performance goals for the Performance Period;

•	the calculation of the participants’ incentive compensation; and

•	the determination by the Compensation Committee of the amount of incentive compensation, if any, to be paid to each participant for the Performance Period.

In determining whether performance goals have been achieved and incentive compensation is payable for a given Performance Period, generally accepted accounting principles will be applied on a basis consistent with prior periods, and such determinations will be based on the calculations made by the Company and binding on each participant.

Earned Award Based on Level of Achievement. If at least the threshold achievement of a performance goal is achieved, then the incentive compensation that may be paid to a participant will be based on a percentage of the participant’s base pay. The percentage of base pay will be set forth in a predetermined schedule that correlates the level of achievement of a performance goal to an earned award set forth as a percentage of base pay.

Payment of Incentive Compensation.

Form and Time of Payment. Subject to the provisions below and except as otherwise provided in the Management Incentive Plan, a participant’s incentive compensation for each Performance Period will be paid as soon as practicable after the fiscal year-end results for such Performance Period have been finalized. The payment will be in the form of (i) a cash lump sum, (ii) an award of restricted shares under the Aviall, Inc. 1998 Stock Incentive Plan or any successor equity compensation plan approved by the Company’s stockholders, or (iii) a combination of (i) and (ii), as the Compensation Committee, in its sole and absolute discretion, determines. If all or part of an incentive compensation payment is to be made in the form of an award of restricted shares, the number of shares will be determined by dividing the appropriate amount of the incentive compensation to be paid in restricted shares by the closing price of the Common Stock on the day the Compensation Committee approves the payment of the incentive compensation. If the foregoing calculation results in a fractional share, the value of the fractional share will be paid to the participant as a cash lump sum. The Management Incentive Plan does not independently authorize the issuance of shares of Common Stock, nor does it increase the number of shares of Common Stock currently available for issuance pursuant to the Company’s equity compensation plans.

Incentive compensation under the Management Incentive Plan is granted pursuant to performance criteria established by the Compensation Committee, which may vary from year to year and from participant to participant. Therefore, benefits under the Management Incentive Plan are generally not determinable.

Forfeiture Upon Termination Prior to Date of Payment. If a participant’s employment with the Company and its subsidiaries terminates for any reason other than death, disability, or retirement during a Performance Period or after a Performance Period but prior to the date of actual payment of the incentive compensation, then such participant will immediately forfeit any right to receive any incentive compensation hereunder for such Performance Period.

Pro Rata Payment for Death, Disability, or Retirement; New Hires.

(a) Death, Disability, or Retirement. If during a Performance Period a participant’s employment is terminated by reason of the participant’s death, disability, or retirement, then the participant will, if the Compensation Committee so determines, be eligible to receive a pro rata portion of the incentive compensation that would have been payable to the participant, if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her base pay received for the Performance Period. The incentive compensation will be paid at the time and in the manner set forth above.

(b) New Hires; Promotions. Any individual who is newly-hired or becomes eligible to participate in the Management Incentive Plan during a Performance Period and who is selected by the Compensation Committee to participate in the Management Incentive Plan will be eligible to receive a pro rata portion of the incentive compensation to which he or she could have been entitled if he or she had been employed for the full Performance Period, based on the number of days during the Performance Period during which he or she is a participant in the Management Incentive Plan and calculated on the basis of his or her base pay received for the Performance Period. The incentive compensation will be paid at the time and in the manner set forth above.

Change of Control. In the event of a Change of Control (as defined in the Management Incentive Plan) during a Performance Period, the Compensation Committee may, in its sole discretion, take such action with respect to the Management Incentive Plan and any incentive compensation payable during the Performance Period as is consistent with and otherwise not contrary to the provisions of Section 162(m) of the Code and the treasury regulations thereunder, as the Compensation Committee determines is in the best interest of the Company.

Limitation on Total Incentive Compensation. The maximum incentive compensation payable to any participant with respect to any fiscal year cannot exceed the lesser of (i) two hundred percent (200%) of base pay or (ii) $2,000,000.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Aviall, Inc. Management Incentive Plan (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIALL, INC.

By:	/s/ Jeffrey J. Murphy
Name:	Jeffrey J. Murphy
Title:	Senior Vice President, Law and Human Resources, General Counsel and Secretary

Date: June 14, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Aviall, Inc. Management Incentive Plan (filed herewith).